Exhibit 32.4
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Eric Tapia, Chief Financial Officer of TuSimple Holdings Inc. (the "Company"), do hereby certify, to the best of my knowledge and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Amendment No. 1 to the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2022 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 25, 2023	By:	/s/ Eric Tapia
Eric Tapia
Chief Financial Officer (Principal Financial Officer)